Exhibit 99.1

FOR IMMEDIATE RELEASE October 18, 2022

For more information

Trisha Voltz Carlson, EVP, Investor Relations Manager

504.299.5208 or trisha.carlson@hancockwhitney.com

Hancock Whitney reports third quarter 2022 EPS of $1.55

GULFPORT, Miss. (October 18, 2022) — Hancock Whitney Corporation (Nasdaq: HWC) today announced its financial results for the third quarter of 2022. Net income for the third quarter of 2022 totaled $135.4 million, or $1.55 per diluted common share (EPS), compared to $121.4 million, or $1.38 per diluted common share, in the second quarter of 2022. The company reported net income for the third quarter of 2021 of $129.6 million, or $1.46 per diluted common share. The third quarter of 2021 included ($1.4) million, or ($0.01) per share after-tax, of net nonoperating income items. These items included Hurricane Ida expenses of $5.1 million and severance reversal ($1.9) million, offset by the gain of $4.6 million from the sale of the remaining Hancock Horizon Funds.

Third Quarter 2022 Highlights

•
Pre-provision net revenue (PPNR) totaled $174.7 million, up $27.8 million, or 19%, linked-quarter
•
Total loan growth of $739.5 million, or 14% LQA
•
Slight increase in criticized commercial loans of $23.4 million, or 8%, linked-quarter; nonperforming loans remained at historically low levels
•
ACL coverage remained strong at 1.50%
•
Deposits decreased $915.2 million, or 12% LQA
•
NIM increased 50 basis points (bps) to 3.54%
•
CET1 ratio estimated at 11.12%, up 4 bps; TCE ratio 6.73%, down 48 bps
•
Efficiency ratio improved to 51.62%

“Results for 3Q22 reflect one of the highest performing quarters in the history of our company,” said John M. Hairston, President & CEO. “Similar to last quarter, loan growth exceeded our expectations and was partially funded by the remaining excess liquidity on our balance sheet. This shift in earning asset mix, coupled with the most recent Fed rate increases, drove a 50 basis point widening in our net interest margin. Our asset quality metrics remain near historically low levels, the efficiency ratio improved to 51.6% and our CET1 capital remained strong. These results reflect a well-positioned company focused on improving shareholder value.”

Loans

Total loans were $22.6 billion at September 30, 2022, up $739.5 million, or 3% from June 30, 2022. Improving line utilization and fewer paydowns contributed to loan growth in all markets across our footprint. Average loans totaled $22.1 billion for the third quarter of 2022, up $481.2 million, or 2%, linked-quarter.

Management expects total loan growth to be 8-9% at year-end 2022 compared to year-end 2021.

Deposits

Total deposits at September 30, 2022 were $29.0 billion, down $915.2 million, or 3%, from June 30, 2022. The decrease in deposits is primarily due to elevated consumer spending, commercial clients deploying excess liquidity into working capital, current rate offerings and expected seasonal outflows.

DDAs totaled $14.3 billion at September 30, 2022, down $385.5 million, or 3%, from June 30, 2022 and comprised almost half (49%) of total period-end deposits. Interest-bearing transaction and savings deposits totaled $10.9 billion at the end of the third quarter of 2022, a decrease of $431.9 million, or 4%, linked-quarter. Compared to June 30, 2022, time deposits of $961.7 million were down $10.5 million, or 1%.Interest-bearing public fund deposits decreased $87.3 million, or 3%, linked-quarter, ending September 30, 2022 at $2.8 billion.

Average deposits for the third quarter of 2022 were $29.2 billion, down $799.3 million, or 3%,linked-quarter. Management expects 2022 period-end deposit levels to be down 3-4% compared to year-end 2021, including fourth quarter of 2022 seasonal year-end deposit growth.

Asset Quality

The total allowance for credit losses (ACL) was $339.6 million at September 30, 2022, up slightly from June 30, 2022. During the third quarter of 2022, the company recorded a positive provision for credit losses of $1.4 million, compared to a negative provision of $9.8 million in the second quarter of 2022. There were $1.3 million of net charge-offs in the third quarter of 2022, or 0.02% of average total loans on an annualized basis, compared to net recoveries of $0.7 million, or (0.01%) of average total loans in the second quarter of 2022. The ratio of ACL to period-end loans was 1.50% at September 30, 2022, compared to 1.55% at June 30, 2022.

The company’s overall asset quality metrics currently sit near historically low levels, with criticized commercial loans up $23.4 million, or 8%, linked-quarter and total nonperforming loans remaining flat linked-quarter. Nonperforming assets (NPAs) totaled $43.8 million at September 30, 2022, virtually unchanged from June 30, 2022. During the third quarter of 2022, total nonperforming loans remained relatively flat, while ORE and foreclosed assets were down $1.4 million, or 40% linked-quarter. Nonperforming assets as a percent of total loans, ORE and other foreclosed assets was 0.19% at September 30, 2022, down 1 bp from June 30, 2022.

Net Interest Income and Net Interest Margin (NIM)

Net interest income (TE) for the third quarter of 2022 was $282.9 million, an increase of $34.6 million, or 14%, from the second quarter of 2022.

The net interest margin (NIM) (TE) was 3.54% in the third quarter of 2022, an increase of 50 bps linked-quarter. Changes related to the recent Fed increases in rates and a shift in the mix of earning assets led to a 64 basis point improvement, slightly offset by the impact from the cost of funds (-13 bps) and PPP loans (-1 bp). Additional NIM detail and guidance can be found in the third quarter earnings investor deck.

Average earning assets were $31.8 billion for the third quarter of 2022, down $997.0 million, or 3%, from the second quarter of 2022. The decrease reflects the deployment of excess liquidity which partially funded the strong loan growth experienced this quarter.

Noninterest Income

Noninterest income totaled $85.3 million for the third quarter of 2022, down $0.3 million, or less than 1%, from the second quarter of 2022.

Service charges on deposits were up $2.8 million, or 14%, from the second quarter of 2022. As previously announced, the company expects to begin eliminating certain NSF and OD fees in December 2022.

Bankcard and ATM fees were down $0.5 million, or 2%, from the second quarter of 2022. Investment and annuity income and insurance fees were down $1.5 million, or 19%, linked-quarter. The decline in investment and annuity income was related to a temporary disruption from the conversion to a new sales and servicing platform during the quarter. Trust fees were down $1.3 million, or 7% linked-quarter, due to the seasonal impact of tax preparation fees in the second quarter of 2022.

Fees from secondary mortgage operations totaled $3.3 million for the third quarter of 2022, up $0.3 million, or 10%, linked-quarter.

Other noninterest income totaled $14.8 million, down $0.2 million, or 1%, from the second quarter of 2022.

Noninterest Expense & Taxes

Noninterest expense totaled $193.5 million, up $6.4 million, or 3% linked-quarter.

Personnel expense totaled $118.9 million in the third quarter of 2022, up $3.8 million, or 3%, linked-quarter. The increase was due to higher incentive pay and an additional workday in the quarter, slightly offset by lower payroll taxes.

Occupancy and equipment expense totaled $16.9 million in the third quarter of 2022, virtually unchanged from the second quarter of 2022. Amortization of intangibles totaled $3.4 million for the third quarter of 2022, down $0.2 million, or 4%, linked-quarter.

Gains on sales of ORE and other foreclosed assets exceeded related expenses by $1.8 million in the third quarter of 2022, and $88 thousand in the second quarter of 2022. Other operating expense totaled $56.0 million in the third quarter of 2022, up $4.5 million, or 9%, linked-quarter. The increase in other expenses is related to ongoing technology investments.

The effective income tax rate for third quarter 2022 was 20.7%.

Capital

Common stockholders’ equity at September 30, 2022 totaled $3.2 billion, down $169.3 million, or 5%, from June 30, 2022. The tangible common equity (TCE) ratio was 6.73%, down 48 bps from June 30, 2022. The company’s CET1 ratio is estimated to be 11.12% at September 30, 2022, up 4 bps linked-quarter. During the third quarter of 2022, the company repurchased 50,000 shares of its common stock at an average price of $48.02 per share. This stock repurchase is part of the Board authorization to repurchase up to 4,338,000 shares of the company’s common stock, set to expire December 31, 2022. To-date the company has repurchased 1,654,244 shares under this authorization.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 4:00 p.m. Central Time on Tuesday, October 18, 2022 to review these results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock Whitney’s website at investors.hancockwhitney.com. A link to the release with additional financial tables, and a link to a slide presentation related to third quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial 844-200-6205 or 646-904-5544, access code 658288.

An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through October 25, 2022 by dialing 866-813-9403 or 929-458-6194, access code 374610.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, and Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; certain insurance services; and mortgage services. The company also operates a loan production office in Nashville, Tennessee. More information is available at www.hancockwhitney.com.

Non-GAAP Financial Measures

This news release includes non-GAAP financial measures to describe Hancock Whitney’s performance. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. The reconciliations of those measures to GAAP measures are provided either in the financial tables or in Appendix A thereto.

Consistent with the provisions of subpart 229.1400 of the Securities and Exchange Commission’s Regulation S-K, “Disclosures by Bank and Savings and Loan Registrants,” the company presents net interest income, net interest margin and efficiency ratios on a fully taxable equivalent (“TE”) basis. The TE basis adjusts for the tax-favored status of net interest income from certain loans and investments using the statutory federal tax rate to increase tax-exempt interest income to a taxable equivalent basis. The company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources.

The company presents certain additional non-GAAP financial measures to assist the reader with a better understanding of the company’s performance period over period, as well as to provide investors with assistance in understanding the success management has experienced in executing its strategic initiatives. These non-GAAP measures may reference the concept “operating.” The company uses the term “operating” to describe a financial measure that excludes income or expense considered to be nonoperating in nature. Items identified as nonoperating are those that, when excluded from a reported financial measure, provide management or the reader with a measure that may be more indicative of forward-looking trends in the company’s business.

Important Cautionary Statement about Forward-Looking Statements

This news release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, loan growth expectations, management’s predictions about charge-offs for loans, the impact of the COVID-19 pandemic on the economy and our operations, the impacts related to Russia’s military action in Ukraine, Federal Reserve action with respect to interest rates, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the ongoing impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial reporting, the financial impact of regulatory requirements and tax reform legislation, the impact of the change in the referenced rate reform, deposit trends, credit quality trends, the impact of natural or man-made disasters, the impact of PPP loans and forgiveness on our results, changes in interest rates, inflation, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts, accretion levels and expected returns.

In addition, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 and in other periodic reports that we file with the SEC.

HANCOCK WHITNEY CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended			Nine Months Ended
(dollars and common share data in thousands, except per share amounts)	9/30/2022	6/30/2022	9/30/2021	9/30/2022	9/30/2021
NET INCOME
Net interest income	$280,307	$245,732	$234,709	$754,502	$703,939
Net interest income (TE) (a)	282,910	248,317	237,477	762,235	712,483
Provision for credit losses	1,402	(9,761)	(26,955)	(30,886)	(49,095)
Noninterest income	85,337	85,653	93,361	254,422	274,722
Noninterest expense	193,502	187,097	194,703	560,538	624,545
Income tax expense	35,351	32,614	30,740	98,970	77,739
Net income	$135,389	$121,435	$129,582	$380,302	$325,472
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on sale of Hancock Horizon Funds	$—	$—	$4,576	$—	$4,576
Gain on sale of Mastercard Class B common stock	—	—	—	—	2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	(1,867)	—	38,945
Hurricane related expenses	—	—	5,092	—	5,092
Loss on redemption of subordinated notes	—	—	—	—	4,165
PERIOD-END BALANCE SHEET DATA
Loans	$22,585,585	$21,846,068	$20,886,015	$22,585,585	$20,886,015
Securities	8,333,191	8,531,393	8,308,622	8,333,191	8,308,622
Earning assets	31,213,449	31,292,910	32,348,036	31,213,449	32,348,036
Total assets	34,567,242	34,637,525	35,318,308	34,567,242	35,318,308
Noninterest-bearing deposits	14,290,817	14,676,342	13,653,376	14,290,817	13,653,376
Total deposits	28,951,274	29,866,432	29,208,157	28,951,274	29,208,157
Common stockholders' equity	3,180,439	3,349,723	3,629,766	3,180,439	3,629,766
AVERAGE BALANCE SHEET DATA
Loans	$22,138,709	$21,657,528	$20,941,173	$21,643,149	$21,355,483
Securities (b)	9,177,460	8,979,364	8,368,824	8,949,988	8,014,023
Earning assets	31,783,801	32,780,813	32,097,381	32,583,652	31,773,473
Total assets	34,377,773	35,380,247	35,207,960	35,247,985	34,821,420
Noninterest-bearing deposits	14,323,646	14,655,800	13,535,961	14,447,445	13,053,586
Total deposits	29,180,626	29,979,940	29,237,306	29,727,009	28,872,317
Common stockholders' equity	3,405,463	3,383,789	3,606,087	3,464,699	3,512,651
COMMON SHARE DATA
Earnings per share - diluted	$1.55	$1.38	$1.46	$4.33	$3.67
Cash dividends per share	0.27	0.27	0.27	0.81	0.81
Book value per share (period-end)	37.12	39.08	41.81	37.12	41.81
Tangible book value per share (period-end)	26.44	28.37	31.10	26.44	31.10
Weighted average number of shares - diluted	86,020	86,354	87,006	86,439	86,951
Period-end number of shares	85,686	85,714	86,823	85,686	86,823
Market data
High sales price	$52.65	$53.15	$48.19	$59.82	$50.69
Low sales price	41.62	42.61	39.07	41.62	32.52
Period-end closing price	45.81	44.33	47.12	45.81	47.12
Trading volume	24,976	27,493	22,482	81,474	77,015
PERFORMANCE RATIOS
Return on average assets	1.56%	1.38%	1.46%	1.44%	1.25%
Return on average common equity	15.77%	14.39%	14.26%	14.68%	12.39%
Return on average tangible common equity	21.58%	19.77%	19.22%	19.98%	16.89%
Tangible common equity ratio (c)	6.73%	7.21%	7.85%	6.73%	7.85%
Net interest margin (TE)	3.54%	3.04%	2.94%	3.13%	3.00%
Noninterest income as a percentage of total revenue (TE)	23.17%	25.65%	28.22%	25.03%	27.83%
Efficiency ratio (d)	51.62%	54.95%	57.44%	54.08%	57.52%
Average loan/deposit ratio	75.87%	72.24%	71.62%	72.81%	73.97%
Allowance for loan losses as a percentage of period-end loans	1.36%	1.41%	1.78%	1.36%	1.78%
Allowance for credit losses as a percentage of period-end loans (e)	1.50%	1.55%	1.92%	1.50%	1.92%
Annualized net charge-offs to average loans	0.02%	(0.01)%	0.03%	0.01%	0.19%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	690.51%	680.97%	506.17%	690.51%	506.17%
FTE headcount	3,607	3,594	3,429	3,607	3,429
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended
(dollars and common share data in thousands, except per share amounts)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
NET INCOME
Net interest income	$280,307	$245,732	$228,463	$229,296	$234,709
Net interest income (TE) (a)	282,910	248,317	231,008	231,931	237,477
Provision for credit losses	1,402	(9,761)	(22,527)	(28,399)	(26,955)
Noninterest income	85,337	85,653	83,432	89,612	93,361
Noninterest expense	193,502	187,097	179,939	182,462	194,703
Income tax expense	35,351	32,614	31,005	27,102	30,740
Net income	$135,389	$121,435	$123,478	$137,743	$129,582
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$—	$3,600	$—
Gain on sale of Hancock Horizon Funds	—	—	—	—	4,576
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	—	(649)	(1,867)
Hurricane related expenses	—	—	—	(680)	5,092
PERIOD-END BALANCE SHEET DATA
Loans	$22,585,585	$21,846,068	$21,323,341	$21,134,282	$20,886,015
Securities	8,333,191	8,531,393	8,481,095	8,552,449	8,308,622
Earning assets	31,213,449	31,292,910	32,997,323	33,610,435	32,348,036
Total assets	34,567,242	34,637,525	36,317,291	36,531,205	35,318,308
Noninterest-bearing deposits	14,290,817	14,676,342	14,976,670	14,392,808	13,653,376
Total deposits	28,951,274	29,866,432	30,499,709	30,465,897	29,208,157
Common stockholders' equity	3,180,439	3,349,723	3,450,951	3,670,352	3,629,766
AVERAGE BALANCE SHEET DATA
Loans	$22,138,709	$21,657,528	$21,122,038	$20,770,130	$20,941,173
Securities (b)	9,177,460	8,979,364	8,687,758	8,378,258	8,368,824
Earning assets	31,783,801	32,780,813	33,201,926	32,913,659	32,097,381
Total assets	34,377,773	35,380,247	36,003,803	35,829,027	35,207,960
Noninterest-bearing deposits	14,323,646	14,655,800	14,363,324	14,126,335	13,535,961
Total deposits	29,180,626	29,979,940	30,029,793	29,750,665	29,237,306
Common stockholders' equity	3,405,463	3,383,789	3,607,061	3,642,003	3,606,087
COMMON SHARE DATA
Earnings per share - diluted	$1.55	$1.38	$1.40	$1.55	$1.46
Cash dividends per share	0.27	0.27	0.27	0.27	0.27
Book value per share (period-end)	37.12	39.08	39.91	42.31	41.81
Tangible book value per share (period-end)	26.44	28.37	29.25	31.64	31.10
Weighted average number of shares - diluted	86,020	86,354	86,936	87,132	87,006
Period-end number of shares	85,686	85,714	86,460	86,749	86,823
Market data
High sales price	$52.65	$53.15	$59.82	$53.61	$48.19
Low sales price	41.62	42.61	50.25	45.06	39.07
Period-end closing price	45.81	44.33	52.15	50.02	47.12
Trading volume	24,976	27,493	29,005	23,889	22,482
PERFORMANCE RATIOS
Return on average assets	1.56%	1.38%	1.39%	1.53%	1.46%
Return on average common equity	15.77%	14.39%	13.88%	15.00%	14.26%
Return on average tangible common equity	21.58%	19.77%	18.66%	20.13%	19.22%
Tangible common equity ratio (c)	6.73%	7.21%	7.15%	7.71%	7.85%
Net interest margin (TE)	3.54%	3.04%	2.81%	2.80%	2.94%
Noninterest income as a percentage of total revenue (TE)	23.17%	25.65%	26.53%	27.87%	28.22%
Efficiency ratio (d)	51.62%	54.95%	56.03%	56.57%	57.44%
Average loan/deposit ratio	75.87%	72.24%	70.34%	69.81%	71.62%
Allowance for loan losses as a percentage of period-end loans	1.36%	1.41%	1.49%	1.62%	1.78%
Allowance for credit losses as a percentage of period-end loans (e)	1.50%	1.55%	1.63%	1.76%	1.92%
Annualized net charge-offs to average loans	0.02%	(0.01)%	0.01%	0.01%	0.03%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	690.51%	680.97%	640.81%	527.59%	506.17%
FTE headcount	3,607	3,594	3,543	3,486	3,429
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	9/30/2022	6/30/2022	9/30/2021	9/30/2022	9/30/2021
NET INCOME
Interest income	$299,737	$254,864	$244,417	$791,387	$743,502
Interest income (TE) (f)	302,340	257,449	247,185	799,120	752,046
Interest expense	19,430	9,132	9,708	36,885	39,563
Net interest income (TE)	282,910	248,317	237,477	762,235	712,483
Provision for credit losses	1,402	(9,761)	(26,955)	(30,886)	(49,095)
Noninterest income	85,337	85,653	93,361	254,422	274,722
Noninterest expense	193,502	187,097	194,703	560,538	624,545
Income before income taxes	170,740	154,049	160,322	479,272	403,211
Income tax expense	35,351	32,614	30,740	98,970	77,739
Net income	$135,389	$121,435	$129,582	$380,302	$325,472
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on sale of Hancock Horizon Funds	$—	$—	$4,576	$—	$4,576
Gain on sale of Mastercard Class B common stock	—	—	—	—	2,800
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	(1,867)	—	38,945
Hurricane related expenses	—	—	5,092	—	5,092
Loss on redemption of subordinated notes	—	—	—	—	4,165
NONINTEREST INCOME
Service charges on deposit accounts	$23,272	$20,495	$21,159	$65,441	$59,686
Trust fees	16,048	17,309	16,041	48,636	47,351
Bank card and ATM fees	21,412	21,870	19,833	63,678	58,436
Investment and annuity fees and insurance commissions	6,492	8,001	7,167	21,920	21,956
Secondary mortgage market operations	3,284	2,990	6,972	10,020	31,238
Other income	14,829	14,988	22,189	44,727	56,055
Total noninterest income	$85,337	$85,653	$93,361	$254,422	$274,722
NONINTEREST EXPENSE
Personnel expense	$118,922	$115,170	$111,978	$341,488	$374,247
Net occupancy and equipment expense	16,938	16,928	16,868	50,413	51,906
Other real estate and foreclosed assets income, net	(1,782)	(88)	(376)	(3,634)	(456)
Other expense	55,996	51,501	62,151	161,509	186,102
Amortization of intangibles	3,428	3,586	4,082	10,762	12,746
Total operating expense	$193,502	$187,097	$194,703	$560,538	$624,545
COMMON SHARE DATA
Earnings per share:
Basic	$1.56	$1.39	$1.46	$4.35	$3.67
Diluted	1.55	1.38	1.46	4.33	3.67

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
NET INCOME
Interest income	$299,737	$254,864	$236,786	$238,756	$244,417
Interest income (TE) (f)	302,340	257,449	239,331	241,391	247,185
Interest expense	19,430	9,132	8,323	9,460	9,708
Net interest income (TE)	282,910	248,317	231,008	231,931	237,477
Provision for credit losses	1,402	(9,761)	(22,527)	(28,399)	(26,955)
Noninterest income	85,337	85,653	83,432	89,612	93,361
Noninterest expense	193,502	187,097	179,939	182,462	194,703
Income before income taxes	170,740	154,049	154,483	164,845	160,322
Income tax expense	35,351	32,614	31,005	27,102	30,740
Net income	$135,389	$121,435	$123,478	$137,743	$129,582
For informational purposes - included above, pre-tax
Nonoperating items included in noninterest income:
Gain on hurricane-related insurance settlement	$—	$—	$—	$3,600	$—
Gain on sale of Hancock Horizon Funds	—	—	—	—	4,576
Nonoperating items included in noninterest expense:
Efficiency initiatives	—	—	—	(649)	(1,867)
Hurricane related expenses	—	—	—	(680)	5,092
NONINTEREST INCOME
Service charges on deposit accounts	$23,272	$20,495	$21,674	$21,346	$21,159
Trust fees	16,048	17,309	15,279	15,547	16,041
Bank card and ATM fees	21,412	21,870	20,396	20,638	19,833
Investment and annuity fees and insurance commissions	6,492	8,001	7,427	7,546	7,167
Secondary mortgage market operations	3,284	2,990	3,746	5,456	6,972
Other income	14,829	14,988	14,910	19,079	22,189
Total noninterest income	$85,337	$85,653	$83,432	$89,612	$93,361
NONINTEREST EXPENSE
Personnel expense	$118,922	$115,170	$107,396	$108,128	$111,978
Net occupancy and equipment expense	16,938	16,928	16,547	16,047	16,868
Other real estate and foreclosed assets expense (income), net	(1,782)	(88)	(1,764)	246	(376)
Other expense	55,996	51,501	54,012	54,122	62,151
Amortization of intangibles	3,428	3,586	3,748	3,919	4,082
Total noninterest expense	$193,502	$187,097	$179,939	$182,462	$194,703
COMMON SHARE DATA
Earnings per share:
Basic	$1.56	$1.39	$1.40	$1.56	$1.46
Diluted	1.55	1.38	1.40	1.55	1.46

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
PERIOD-END BALANCE SHEET
(Unaudited)

(dollars in thousands)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
ASSETS
Commercial non-real estate loans	$9,905,427	$9,645,092	$9,584,480	$9,612,460	$9,416,990
Commercial real estate - owner occupied loans	3,033,133	2,964,474	2,868,233	2,821,246	2,812,926
Total commercial and industrial loans	12,938,560	12,609,566	12,452,713	12,433,706	12,229,916
Commercial real estate - income producing loans	3,686,540	3,641,243	3,563,299	3,464,626	3,467,939
Construction and land development loans	1,541,257	1,408,727	1,286,655	1,228,670	1,213,991
Residential mortgage loans	2,843,723	2,615,807	2,462,900	2,423,890	2,351,053
Consumer loans	1,575,505	1,570,725	1,557,774	1,583,390	1,623,116
Total loans	22,585,585	21,846,068	21,323,341	21,134,282	20,886,015
Loans held for sale	33,008	44,253	59,877	93,069	90,618
Securities	8,333,191	8,531,393	8,481,095	8,552,449	8,308,622
Short-term investments	261,665	871,196	3,133,010	3,830,635	3,062,781
Earning assets	31,213,449	31,292,910	32,997,323	33,610,435	32,348,036
Allowance for loan losses	(306,116)	(308,175)	(317,843)	(342,065)	(371,521)
Goodwill and other intangible assets	914,917	918,345	921,932	925,679	929,599
Other assets	2,744,992	2,734,445	2,715,879	2,337,156	2,412,194
Total assets	$34,567,242	$34,637,525	$36,317,291	$36,531,205	$35,318,308
LIABILITIES
Noninterest-bearing deposits	$14,290,817	$14,676,342	$14,976,670	$14,392,808	$13,653,376
Interest-bearing transaction and savings deposits	10,902,399	11,334,253	11,460,993	11,649,855	11,291,878
Interest-bearing public fund deposits	2,796,363	2,883,664	3,014,307	3,294,607	3,055,388
Time deposits	961,695	972,173	1,047,739	1,128,627	1,207,515
Total interest-bearing deposits	14,660,457	15,190,090	15,523,039	16,073,089	15,554,781
Total deposits	28,951,274	29,866,432	30,499,709	30,465,897	29,208,157
Short-term borrowings	1,542,981	630,011	1,620,302	1,665,061	1,745,228
Long-term debt	236,410	240,091	240,454	244,220	248,011
Other liabilities	656,138	551,268	505,875	485,675	487,146
Total liabilities	31,386,803	31,287,802	32,866,340	32,860,853	31,688,542
COMMON STOCKHOLDERS' EQUITY
Common stock net of treasury and capital surplus	2,024,960	2,020,411	2,051,534	2,065,214	2,084,387
Retained earnings	1,968,260	1,856,489	1,758,693	1,659,073	1,545,181
Accumulated other comprehensive income (loss)	(812,781)	(527,177)	(359,276)	(53,935)	198
Total common stockholders' equity	3,180,439	3,349,723	3,450,951	3,670,352	3,629,766
Total liabilities & stockholders' equity	$34,567,242	$34,637,525	$36,317,291	$36,531,205	$35,318,308
For informational purposes only - included above
SBA Paycheck Protection Program (PPP) loans	$75,719	$151,315	$334,828	$531,059	$935,330
CAPITAL RATIOS
Tangible common equity	$2,265,522	$2,431,378	$2,529,019	$2,744,673	$2,700,167
Tier 1 capital (g)	3,153,988	3,034,240	2,963,501	2,890,770	2,799,037
Common equity as a percentage of total assets	9.20%	9.67%	9.50%	10.05%	10.28%
Tangible common equity ratio	6.73%	7.21%	7.15%	7.71%	7.85%
Leverage (Tier 1) ratio (g)	9.27%	8.68%	8.38%	8.25%	8.15%
Common equity tier 1 (CET1) ratio (g)	11.12%	11.08%	11.12%	11.09%	11.17%
Tier 1 risk-based capital ratio (g)	11.12%	11.08%	11.12%	11.09%	11.17%
Total risk-based capital ratio (g)	12.69%	12.70%	12.82%	12.84%	13.06%

(g) Estimated for most recent period-end. Regulatory capital ratios reflect the election to use the five-year transition rules for the adoption of ASC 326, commonly referred to as Current Expected Credit Loss, or CECL.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE SHEET
(Unaudited)

	Three Months Ended			Nine Months Ended
(in thousands)	9/30/2022	6/30/2022	9/30/2021	9/30/2022	9/30/2021
ASSETS
Commercial non-real estate loans	$9,738,424	$9,718,550	$9,379,155	$9,652,463	$9,771,661
Commercial real estate - owner occupied loans	2,993,477	2,915,528	2,818,968	2,925,881	2,813,427
Total commercial and industrial loans	12,731,901	12,634,078	12,198,123	12,578,344	12,585,088
Commercial real estate - income producing loans	3,634,667	3,592,220	3,485,583	3,579,735	3,425,191
Construction and land development loans	1,489,369	1,335,755	1,234,637	1,357,047	1,150,104
Residential mortgage loans	2,713,383	2,534,600	2,376,500	2,564,111	2,472,496
Consumer loans	1,569,389	1,560,875	1,646,330	1,563,912	1,722,604
Total loans	22,138,709	21,657,528	20,941,173	21,643,149	21,355,483
Loans held for sale	35,217	48,099	82,588	49,089	94,553
Securities (h)	9,177,460	8,979,364	8,368,824	8,949,988	8,014,023
Short-term investments	432,415	2,095,822	2,704,796	1,941,426	2,309,414
Earning assets	31,783,801	32,780,813	32,097,381	32,583,652	31,773,473
Allowance for loan losses	(308,407)	(315,851)	(392,767)	(320,771)	(420,900)
Goodwill and other intangible assets	916,582	920,080	931,584	920,112	935,767
Other assets	1,985,797	1,995,205	2,571,762	2,064,992	2,533,080
Total assets	$34,377,773	$35,380,247	$35,207,960	$35,247,985	$34,821,420
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Noninterest-bearing deposits	$14,323,646	$14,655,800	$13,535,961	$14,447,445	$13,053,586
Interest-bearing transaction and savings deposits	11,164,395	11,412,944	11,341,034	11,332,638	11,152,935
Interest-bearing public fund deposits	2,738,196	2,906,018	3,085,452	2,931,393	3,167,956
Time deposits	954,389	1,005,178	1,274,859	1,015,533	1,497,840
Total interest-bearing deposits	14,856,980	15,324,140	15,701,345	15,279,564	15,818,731
Total deposits	29,180,626	29,979,940	29,237,306	29,727,009	28,872,317
Short-term borrowings	950,570	1,224,183	1,612,253	1,285,511	1,653,600
Long-term debt	238,372	240,322	248,019	240,161	338,336
Other liabilities	602,742	552,013	504,295	530,605	444,516
Common stockholders' equity	3,405,463	3,383,789	3,606,087	3,464,699	3,512,651
Total liabilities & stockholders' equity	$34,377,773	$35,380,247	$35,207,960	$35,247,985	$34,821,420
For informational purposes only - included above
SBA Paycheck Protection Program (PPP) loans	$108,945	$231,133	$1,172,276	$255,636	$1,798,465

(h) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Three Months Ended
	9/30/2022			6/30/2022			9/30/2021
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$17,855.9	$203.0	4.51%	$17,562.0	$165.9	3.79%	$16,918.4	$150.3	3.52%
Residential mortgage loans	2,713.4	22.7	3.34%	2,534.6	21.1	3.33%	2,376.5	21.5	3.63%
Consumer loans	1,569.4	23.2	5.87%	1,560.9	19.6	5.03%	1,646.3	20.4	4.90%
Loan fees & late charges	—	1.3	0.00%	—	1.9	0.00%	—	13.5	0.00%
Total loans (TE) (j) (k)	22,138.7	250.2	4.49%	21,657.5	208.5	3.86%	20,941.2	205.7	3.90%
Loans held for sale	35.2	0.4	4.48%	48.1	0.4	3.69%	82.6	0.6	3.06%
US Treasury and government agency securities	420.3	2.0	1.94%	387.6	1.7	1.79%	395.6	1.6	1.59%
CMOs and mortgage backed securities	7,822.4	40.9	2.09%	7,658.2	36.3	1.90%	7,033.7	31.4	1.79%
Municipals (TE)	911.5	6.8	2.97%	912.4	6.8	2.96%	925.0	6.8	2.93%
Other securities	23.3	0.2	3.54%	21.2	0.2	3.34%	14.5	0.1	3.56%
Total securities (TE) (l)	9,177.5	49.9	2.17%	8,979.4	45.0	2.00%	8,368.8	39.9	1.91%
Total short-term investments	432.4	1.8	1.69%	2,095.8	3.5	0.67%	2,704.8	1.0	0.15%
Average earning assets yield (TE)	$31,783.8	$302.3	3.78%	$32,780.8	$257.4	3.15%	$32,097.4	$247.2	3.06%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$11,164.4	$4.3	0.15%	$11,412.9	$1.3	0.05%	$11,341.0	$1.7	0.06%
Time deposits	954.4	0.4	0.18%	1,005.2	0.4	0.15%	1,274.9	1.0	0.32%
Public funds	2,738.2	8.9	1.28%	2,906.0	3.3	0.46%	3,085.4	2.3	0.30%
Total interest-bearing deposits	14,857.0	13.6	0.36%	15,324.1	5.0	0.13%	15,701.3	5.0	0.13%
Short-term borrowings	950.6	2.7	1.15%	1,224.2	1.0	0.31%	1,612.3	1.5	0.36%
Long-term debt	238.4	3.1	5.20%	240.3	3.1	5.20%	248.0	3.2	5.08%
Total borrowings	1,189.0	5.8	1.96%	1,464.5	4.1	1.12%	1,860.3	4.7	0.99%
Total interest-bearing liabilities cost	16,046.0	19.4	0.48%	16,788.6	9.1	0.22%	17,561.6	9.7	0.22%
Net interest-free funding sources	15,737.8			15,992.2			14,535.8
Total cost of funds	31,783.8	19.4	0.24%	32,780.8	9.1	0.11%	32,097.4	9.7	0.12%
Net Interest Spread (TE)		$282.9	3.30%		$248.3	2.93%		$237.5	2.84%
Net Interest Margin (TE)	$31,783.8	$282.9	3.54%	$32,780.8	$248.3	3.04%	$32,097.4	$237.5	2.94%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.

(k) Included in interest income is net purchase accounting accretion of $1.2 million, $1.2 million and $1.6 million for the three months ended September 30, 2022, June 30, 2022 and September 30, 2021, respectively.

(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Nine Months Ended
	9/30/2022			9/30/2021
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$17,515.1	$519.3	3.96%	$17,160.4	$455.4	3.55%
Residential mortgage loans	2,564.1	64.8	3.37%	2,472.5	70.1	3.78%
Consumer loans	1,563.9	61.2	5.23%	1,722.6	62.7	4.87%
Loan fees & late charges	—	7.6	0.00%	—	43.4	0.00%
Total loans (TE) (j) (k)	21,643.1	652.9	4.03%	21,355.5	631.6	3.95%
Loans held for sale	49.1	1.5	4.17%	94.6	2.0	2.76%
US Treasury and government agency securities	402.0	5.4	1.79%	301.0	3.7	1.66%
CMOs and mortgage backed securities	7,612.7	111.7	1.96%	6,770.4	91.8	1.81%
Municipals (TE)	913.5	20.2	2.96%	929.8	20.4	2.93%
Other securities	21.8	0.5	3.40%	12.8	0.4	3.73%
Total securities (TE) (l)	8,950.0	137.8	2.05%	8,014.0	116.3	1.94%
Total short-term investments	1,941.4	6.9	0.47%	2,309.4	2.1	0.12%
Average earning assets yield (TE)	$32,583.6	$799.1	3.28%	$31,773.5	$752.0	3.16%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$11,332.6	$6.7	0.08%	$11,152.9	$7.8	0.09%
Time deposits	1,015.5	1.5	0.19%	1,497.8	5.7	0.51%
Public funds	2,931.4	14.2	0.65%	3,168.0	7.8	0.33%
Total interest-bearing deposits	15,279.5	22.4	0.20%	15,818.7	21.3	0.18%
Short-term borrowings	1,285.5	5.1	0.53%	1,653.6	4.6	0.37%
Long-term debt	240.2	9.4	5.19%	338.4	13.6	5.37%
Total borrowings	1,525.7	14.5	1.27%	1,992.0	18.2	1.22%
Total interest-bearing liabilities cost	16,805.2	36.9	0.29%	17,810.7	39.5	0.30%
Net interest-free funding sources	15,778.4			13,962.8
Total cost of funds	32,583.6	36.9	0.15%	31,773.5	39.5	0.17%
Net Interest Spread (TE)		$762.2	2.99%		$712.5	2.87%
Net Interest Margin (TE)	$32,583.6	$762.2	3.13%	$31,773.5	$712.5	3.00%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.
(k) Included in interest income is net purchase accounting accretion of $3.9 million and $6.7 million for the nine months ended September 30, 2022 and 2021, respectively.
(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
(dollars in thousands)	9/30/2022	6/30/2022	9/30/2021	9/30/2022	9/30/2021
Nonaccrual loans (m)	$39,807	$38,066	$60,357	$39,807	$60,357
Restructured loans - still accruing	1,925	2,492	3,071	1,925	3,071
Total nonperforming loans	41,732	40,558	63,428	41,732	63,428
ORE and foreclosed assets	2,085	3,467	8,423	2,085	8,423
Total nonperforming assets	$43,817	$44,025	$71,851	$43,817	$71,851
Nonperforming assets as a percentage of loans, ORE and foreclosed assets	0.19%	0.20%	0.34%	0.19%	0.34%
Accruing loans 90 days past due	$2,600	$4,697	$9,970	$2,600	$9,970
Accruing loans 90 days past due as a percentage of loans	0.01%	0.02%	0.05%	0.01%	0.05%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	0.21%	0.22%	0.39%	0.21%	0.39%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for Loan Losses:
Beginning balance	$308,175	$317,843	$399,668	$342,065	$450,177
Provision for loan losses	(763)	(10,354)	(26,377)	(35,020)	(48,134)
Charge-offs	(6,587)	(5,975)	(6,755)	(17,947)	(44,681)
Recoveries	5,291	6,661	4,985	17,018	14,159
Net charge-offs	(1,296)	686	(1,770)	(929)	(30,522)
Ending Balance	$306,116	$308,175	$371,521	$306,116	$371,521
Reserve for Unfunded Lending Commitments:
Beginning balance	$31,303	$30,710	$29,524	$29,334	$29,907
Provision for losses on unfunded lending commitments	2,165	593	(578)	4,134	(961)
Ending balance	$33,468	$31,303	$28,946	$33,468	$28,946
Total Allowance for Credit Losses	$339,584	$339,478	$400,467	$339,584	$400,467
Total Provision for Credit Losses	$1,402	$(9,761)	$(26,955)	$(30,886)	$(49,095)
Allowance for loan losses as a percentage of period-end loans	1.36%	1.41%	1.78%	1.36%	1.78%
Allowance for credit losses as a percentage of period-end loans	1.50%	1.55%	1.92%	1.50%	1.92%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	690.51%	680.97%	506.17%	690.51%	506.17%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries):
Commercial & real estate loans	$(270)	$(1,611)	$536	$(2,695)	$25,999
Residential mortgage loans	(894)	(448)	(485)	(1,361)	(715)
Consumer loans	2,460	1,373	1,719	4,985	5,238
Total net charge-offs (recoveries)	$1,296	$(686)	$1,770	$929	$30,522
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	(0.01)%	(0.04)%	0.01%	(0.02)%	0.20%
Residential mortgage loans	(0.13)%	(0.07)%	(0.08)%	(0.07)%	(0.04)%
Consumer loans	0.62%	0.35%	0.41%	0.43%	0.41%
Total net charge-offs as a percentage of average loans	0.02%	(0.01)%	0.03%	0.01%	0.19%

(m) Included in nonaccrual loans are nonaccruing restructured loans totaling $2.8 million, $3.2 million and $7.2 million at September 30, 2022, June 30, 2022, and September 30, 2021, respectively.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended
(dollars in thousands)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Nonaccrual loans (m)	$39,807	$38,066	$42,439	$55,523	$60,357
Restructured loans - still accruing	1,925	2,492	2,903	3,788	3,071
Total nonperforming loans	41,732	40,558	45,342	59,311	63,428
ORE and foreclosed assets	2,085	3,467	6,345	7,533	8,423
Total nonperforming assets	$43,817	$44,025	$51,687	$66,844	$71,851
Nonperforming assets as a percentage of loans, ORE and foreclosed assets	0.19%	0.20%	0.24%	0.32%	0.34%
Accruing loans 90 days past due	$2,600	$4,697	$4,258	$5,524	$9,970
Accruing loans 90 days past due as a percentage of loans	0.01%	0.02%	0.02%	0.03%	0.05%
Nonperforming assets + accruing loans 90 days past due to loans, ORE and foreclosed assets	0.21%	0.22%	0.26%	0.34%	0.39%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses	$306,116	$308,175	$317,843	$342,065	$371,521
Reserve for unfunded lending commitments	33,468	31,303	30,710	29,334	28,946
Total allowance for credit losses	$339,584	$339,478	$348,553	$371,399	$400,467
Total provision for credit losses	$1,402	$(9,761)	$(22,527)	$(28,399)	$(26,955)
Allowance for loan losses as a percentage of period-end loans	1.36%	1.41%	1.49%	1.62%	1.78%
Allowance for credit losses as a percentage of period-end loans	1.50%	1.55%	1.63%	1.76%	1.92%
Allowance for loan losses to nonperforming loans + accruing loans 90 days past due	690.51%	680.97%	640.81%	527.59%	506.17%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries)
Commercial & real estate loans	$(270)	$(1,611)	$(814)	$(502)	$536
Residential mortgage loans	(894)	(448)	(19)	(31)	(485)
Consumer loans	2,460	1,373	1,152	1,202	1,719
Total net charge-offs	$1,296	$(686)	$319	$669	$1,770
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	(0.01)%	(0.04)%	(0.02)%	(0.01)%	0.01%
Residential mortgage loans	(0.13)%	(0.07)%	(0.00)%	(0.01)%	(0.08)%
Consumer loans	0.62%	0.35%	0.30%	0.30%	0.41%
Total net charge-offs as a percentage of average loans:	0.02%	(0.01)%	0.01%	0.01%	0.03%
AVERAGE LOANS
Commercial & real estate loans	$17,855,937	$17,562,053	$17,119,295	$16,802,799	$16,918,343
Residential mortgage loans	2,713,383	2,534,600	2,441,359	2,365,798	2,376,500
Consumer loans	1,569,389	1,560,875	1,561,384	1,601,533	1,646,330
Total average loans	$22,138,709	$21,657,528	$21,122,038	$20,770,130	$20,941,173

(m) Included in nonaccrual loans are nonaccruing restructured loans totaling $2.8 million, $3.2 million, $3.6 million, $6.8 million, and $7.2 million at September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively.

HANCOCK WHITNEY CORPORATION
Appendix A to the Earnings Release
Reconciliation of Non-GAAP Measure

OPERATING REVENUE (TE) AND OPERATING PRE-PROVISION NET REVENUE (TE)

	Three Months Ended					Nine Months Ended
(in thousands)	9/30/2022	6/30/2022	3/31/2022	12/31/2021	9/30/2021	9/30/2022	9/30/2021
Net interest income	$280,307	$245,732	$228,463	$229,296	$234,709	$754,502	$703,939
Noninterest income	85,337	85,653	83,432	89,612	93,361	254,422	274,722
Total revenue	365,644	331,385	311,895	318,908	328,070	1,008,924	978,661
Taxable equivalent adjustment (n)	2,603	2,585	2,545	2,635	2,768	7,733	8,544
Nonoperating revenue	—	—	—	(3,600)	(4,576)	—	(7,376)
Operating revenue (TE)	368,247	333,970	314,440	317,943	326,262	1,016,657	979,829
Noninterest expense	(193,502)	(187,097)	(179,939)	(182,462)	(194,703)	(560,538)	(624,545)
Nonoperating expense	—	—	—	(1,329)	3,225	—	48,202
Operating pre-provision net revenue (TE)	$174,745	$146,873	$134,501	$134,152	$134,784	$456,119	$403,486

(n) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.